EXHIBIT 10.1a

                             EMPLOYMENT AGREEMENT

     This agreement is entered into as of November 1, 2001 by and between Delta Petroleum Corporation ("Delta" or the "Company") and Aleron H. Larson, Jr. ("Employee").

     Employee has in the past does at present act as an officer and director by the Company.

     The Company desires to retain services of Employee as an employee upon the conditions contained in the Agreement and Employee desires to provide services to the Company under such conditions.

     NOW THEREFORE, in consideration of the mutual covenants and conditions hereafter set forth, the Company and Employee agree as follows:

     1. Employment. The Company hereby agrees to engage Employee, and Employee does hereby agree to be engaged by the Company, upon the terms and conditions set forth in the following paragraphs. This agreement replaces and supersedes all prior employment agreements.

     2. Employment Period. The Company hereby engages Employee for the period commencing November 1, 2001 and ending on the third anniversary of such date ("Employment Period") to continue to serve in all present positions with the Company and to render such other services in an executive capacity as the Company shall reasonably require. Except as provided in Paragraph 10 (Termination Upon Change in Control hereof), Employee hereby agrees to remain in the employ of the Company for the Employment Period, provided that Employee may, by 90 days written notice to the Company, terminate his employment with the Company; in which case this Agreement shall terminate, except as to provisions which survive termination of employment as provided herein, without liability to the Company upon the date specified by Employee.

     3. Duties. Employee agrees that at all times during the Employment Period, he will faithfully and diligently endeavor to promote the business and business interests of the Company, and that he will devote such time and attention to the affairs of the Company as is necessary and appropriate to its proper management; provided, however, that this Agreement shall not restrict Employee from engaging, directly or indirectly, in any business, investment or activity which is not inconsistent with the performance by the Employee of his duties under this Agreement.

     4. Salary and Benefits. Subject to the provisions of Paragraph 8 below, during the Employment Period, Employee shall be compensated as follows:

          a) Employee shall earn a salary of $240,000 per annum, payable in monthly installments, subject to the customary payroll deductions for Federal, State, and local taxes.

          b) The Board of Directors and/or the Compensation Committee of the Board of Directors of the Company may review Employee's salary from time to time with a view to making such increases in Employee's salary or declaring such bonuses or other benefits to Employee as merited and warranted in light of factors considered pertinent;

          c) Employee shall have the use of a Company automobile, receive free of cost parking and servicing for his automobile and health, hospitalization and life insurance with coverage exceeding or equal to that now in force, plus such other benefits as the Board shall vote; and

          d) Employee shall be entitled to four weeks vacation per year to be taken at such times as do not interfere with the performance of his duties hereunder.

     5. Expenses. All reasonable and necessary expenses incurred by Employee in the performance of his duties under this Agreement, including but not limited to expenses for entertainment, travel and similar items, will be paid or reimbursed monthly by the Company. The Company will furnish Employee with an office in its principal executive office in Denver and all secretarial, geological, engineering, legal, accounting and other services necessary to properly support Employee's performance of his duties at the Company's expenses.

     6. Disability of Employee. In the event of the disability (as defined herein) of Employee prior to the expiration of the Employment Period, Employee shall nevertheless continue to be compensated for a period of one year following the date of disability at the annual rate and with such benefits provided for in Paragraph 4 hereof. For purposes of this Agreement, Employee shall be deemed to be disabled if, because of illness or other physical or mental condition, he is unable to perform for two successive months, or for short periods aggregating over two months in any twelve successive calendar months, his duties under the Agreement. Such benefit period shall run from the time disability commenced until Employee's condition improves sufficiently to permit him to work after which date he must be available at the Company's option.

     7. Termination Upon Death and Disability. The Employment Period shall automatically terminate upon the death of Employee; provided, however, that in the event of the Employee's death, all compensation Employee is entitled to receive under this Agreement at time of his death shall be paid to his legal representative in accordance with the provisions of Paragraph (4)(a) hereof for the shorter of a period of one year following the date of Employee's death or remainder of the Employment Period. The Employment Period shall automatically terminate upon the payment for twelve consecutive months of disability benefits to Employee (as defined in Paragraph 6 above).

     8. Termination for Cause. Upon the occurrence of any of the events listed below, the Company may terminate the Employee without further obligation under this Agreement except as to provision which survive termination of employment or termination of this agreement as provided herein:

          a) Employee's conviction of any criminal act directly related to Employee's duties hereunder including without limitation misappropriation of funds or property of the Company or a felony criminal act directly related to Employee's duties hereunder.

          b) Employee's misfeasance or malfeasance in office, which the parties agree shall mean fraud, dishonesty, willful misconduct or gross neglect of duties.

          c) Breach by Employee of any material provision of this Agreement.

     9. Termination without Cause. In the event Employee is terminated by the Company for any reason except as set forth at Paragraph 8 above, he shall continue to be compensated, funded and reimbursed for the duration of the Employment Period in the full amounts provided for in Paragraphs 4, 5, 6 and 7 hereof.

     10. Termination Upon Change in Control. In the event that a Change in Control (as defined in Delta's 2001 Incentive Plan, as amended, or as now or later defined by rules and regulations of the S.E.C.) of the Company or a sale of all or a majority of the Company's assets shall occur at any time during the Employment Period, as a result of which the Board of Directors appoints a person other than Employee to serve in the capacity for which Employee is employed hereunder, or as a result of which Employee shall elect to resign his executive position hereunder, Employee nevertheless shall be entitled to the benefits of and subject to all of the terms and conditions set forth herein, including, without limitation, the right to receive full compensation, funding and reimbursement as provided in Paragraphs 4, 5, 6 and 7 hereof regardless of whether Employee continues to perform any services for the Company. In addition, in the event of any such Change in Control or sale, irrespective of any resulting termination or resignation, the Company shall immediately cause all of Employee's then outstanding unexercised options or warrants, granted under any of the Company's incentive plans or otherwise, to be exercised by the Company on behalf of Employee with the Company paying, waiving or otherwise being responsible for the exercise prices therefore and, in addition, the Company shall thereupon pay to Employee an amount equal to the Employee's estimated federal, state and local taxes applicable to the exercise of said warrants or options. All shares underlying said options or warrants shall be issued to Employee immediately thereafter and all shares shall be covered by and included in an effective S-8 or other appropriate registration statement filed with the S.E.C. These provisions under this Paragraph 10 shall survive any termination of this agreement under any other section hereunder.

     11. Notice of Termination. Prior to termination, for any reason (with or without cause), Employee will be give notice thereof sufficient to allow Employee to exercise any and all options granted Employee under any of the Company's incentive plans or otherwise, but which notice in any event shall be given not less that in thirty (30) days prior to such termination. The expiration date of any such options which have not been exercised and which would expire prior to or within 90 days of any such termination shall be extended by an addition six months.

     12. Parties in Interest. This Agreement shall be binding upon, and shall inure to the benefit of the Company and its successors and assigns and any person acquiring, whether by merger, consolidation, liquidation, purchase of assets or otherwise, all or substantially all of the Company's equity or assets, and business.

     13. Choice of Law. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with the under the laws of the State of Colorado and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the State of Colorado shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

     14. Severance of Invalid Provisions. In case any one or more of the provisions, or portions thereof, of this Agreement should be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     15. Integrated Agreement. This Agreement shall constitute the entire agreement between the parties hereto relating to the Engagement of Employee.

     IN WITNESS WHEREOF, Employee has executed this Agreement and the Company has caused this Agreement to be duly executed on behalf by its duly authorized officer, all as of the date first above written.

                         DELTA PETROLEUM CORPORTION

                         BY: /s/ Roger A. Parker
                             Authorized Officer

                         EMPLOYEE:

                         /s/ Aleron H. Larsosn, Jr.
                         Aleron H. Larson, Jr.

                         RATIFIED AND APPROVED BY DELTA
                         PETROLEUM CORPORATION
                         COMPENSATION COMMITTEE:


                         BY: /s/ Terry D. Enright
                              Terry D. Enright

                         BY: /s/ Jerrie F. Eckelberger
                              Jerrie F. Eckelberger

EXHIBIT 10.1b
                             EMPLOYMENT AGREEMENT

     This agreement is entered into as of November 1, 2001 by and between Delta Petroleum Corporation ("Delta" or the "Company") and Roger A. Parker ("Employee").

     Employee has in the past does at present act as an officer and director by the Company.

     The Company desires to retain services of Employee as an employee upon the conditions contained in the Agreement and Employee desires to provide services to the Company under such conditions.

     NOW THEREFORE, in consideration of the mutual covenants and conditions hereafter set forth, the Company and Employee agree as follows:

     1. Employment. The Company hereby agrees to engage Employee, and Employee does hereby agree to be engaged by the Company, upon the terms and conditions set forth in the following paragraphs. This agreement replaces and supersedes all prior employment agreements.

     2. Employment Period. The Company hereby engages Employee for the period commencing November 1, 2001 and ending on the third anniversary of such date ("Employment Period") to continue to serve in all present positions with the Company and to render such other services in an executive capacity as the Company shall reasonably require. Except as provided in Paragraph 10 (Termination Upon Change in Control hereof), Employee hereby agrees to remain in the employ of the Company for the Employment Period, provided that Employee may, by 90 days written notice to the Company, terminate his employment with the Company; in which case this Agreement shall terminate, except as to provisions which survive termination of employment as provided herein, without liability to the Company upon the date specified by Employee.

     3. Duties. Employee agrees that at all times during the Employment Period, he will faithfully and diligently endeavor to promote the business and business interests of the Company, and that he will devote such time and attention to the affairs of the Company as is necessary and appropriate to its proper management; provided, however, that this Agreement shall not restrict Employee from engaging, directly or indirectly, in any business, investment or activity which is not inconsistent with the performance by the Employee of his duties under this Agreement.

     4. Salary and Benefits. Subject to the provisions of Paragraph 8 below, during the Employment Period, Employee shall be compensated as follows:

          a) Employee shall earn a salary of $240,000 per annum, payable in monthly installments, subject to the customary payroll deductions for Federal, State, and local taxes.

          b) The Board of Directors and/or the Compensation Committee of the Board of Directors of the Company may review Employee's salary from time to time with a view to making such increases in Employee's salary or declaring such bonuses or other benefits to Employee as merited and warranted in light of factors considered pertinent;

          c) Employee shall have the use of a Company automobile, receive free of cost parking and servicing for his automobile and health, hospitalization and life insurance with coverage exceeding or equal to that now in force, plus such other benefits as the Board shall vote; and

          d) Employee shall be entitled to four weeks vacation per year to be taken at such times as do not interfere with the performance of his duties hereunder.

     5. Expenses. All reasonable and necessary expenses incurred by Employee in the performance of his duties under this Agreement, including but not limited to expenses for entertainment, travel and similar items, will be paid or reimbursed monthly by the Company. The Company will furnish Employee with an office in its principal executive office in Denver and all secretarial, geological, engineering, legal, accounting and other services necessary to properly support Employee's performance of his duties at the Company's expenses.

     6. Disability of Employee. In the event of the disability (as defined herein) of Employee prior to the expiration of the Employment Period, Employee shall nevertheless continue to be compensated for a period of one year following the date of disability at the annual rate and with such benefits provided for in Paragraph 4 hereof. For purposes of this Agreement, Employee shall be deemed to be disabled if, because of illness or other physical or mental condition, he is unable to perform for two successive months, or for short periods aggregating over two months in any twelve successive calendar months, his duties under the Agreement. Such benefit period shall run from the time disability commenced until Employee's condition improves sufficiently to permit him to work after which date he must be available at the Company's option.

     7. Termination Upon Death and Disability. The Employment Period shall automatically terminate upon the death of Employee; provided, however, that in the event of the Employee's death, all compensation Employee is entitled to receive under this Agreement at time of his death shall be paid to his legal representative in accordance with the provisions of Paragraph (4)(a) hereof for the shorter of a period of one year following the date of Employee's death or remainder of the Employment Period. The Employment Period shall automatically terminate upon the payment for twelve consecutive months of disability benefits to Employee (as defined in Paragraph 6 above).

     8. Termination for Cause. Upon the occurrence of any of the events listed below, the Company may terminate the Employee without further obligation under this Agreement except as to provision which survive termination of employment or termination of this agreement as provided herein:

          a) Employee's conviction of any criminal act directly related to Employee's duties hereunder including without limitation misappropriation of funds or property of the Company or a felony criminal act directly related to Employee's duties hereunder.

          b) Employee's misfeasance or malfeasance in office, which the parties agree shall mean fraud, dishonesty, willful misconduct or gross neglect of duties.

          c) Breach by Employee of any material provision of this Agreement.

     9. Termination without Cause. In the event Employee is terminated by the Company for any reason except as set forth at Paragraph 8 above, he shall continue to be compensated, funded and reimbursed for the duration of the Employment Period in the full amounts provided for in Paragraphs 4, 5, 6 and 7 hereof.

     10. Termination Upon Change in Control. In the event that a Change in Control (as defined in Delta's 2001 Incentive Plan, as amended, or as now or later defined by rules and regulations of the S.E.C.) of the Company or a sale of all or a majority of the Company's assets shall occur at any time during the Employment Period, as a result of which the Board of Directors appoints a person other than Employee to serve in the capacity for which Employee is employed hereunder, or as a result of which Employee shall elect to resign his executive position hereunder, Employee nevertheless shall be entitled to the benefits of and subject to all of the terms and conditions set forth herein, including, without limitation, the right to receive full compensation, funding and reimbursement as provided in Paragraphs 4, 5, 6 and 7 hereof regardless of whether Employee continues to perform any services for the Company. In addition, in the event of any such Change in Control or sale, irrespective of any resulting termination or resignation, the Company shall immediately cause all of Employee's then outstanding unexercised options or warrants, granted under any of the Company's incentive plans or otherwise, to be exercised by the Company on behalf of Employee with the Company paying, waiving or otherwise being responsible for the exercise prices therefore and, in addition, the Company shall thereupon pay to Employee an amount equal to the Employee's estimated federal, state and local taxes applicable to the exercise of said warrants or options. All shares underlying said options or warrants shall be issued to Employee immediately thereafter and all shares shall be covered by and included in an effective S-8 or other appropriate registration statement filed with the S.E.C. These provisions under this Paragraph 10 shall survive any termination of this agreement under any other section hereunder.

     11. Notice of Termination. Prior to termination, for any reason (with or without cause), Employee will be give notice thereof sufficient to allow Employee to exercise any and all options granted Employee under any of the Company's incentive plans or otherwise, but which notice in any event shall be given not less that in thirty (30) days prior to such termination. The expiration date of any such options which have not been exercised and which would expire prior to or within 90 days of any such termination shall be extended by an addition six months.

     12. Parties in Interest. This Agreement shall be binding upon, and shall inure to the benefit of the Company and its successors and assigns and any person acquiring, whether by merger, consolidation, liquidation, purchase of assets or otherwise, all or substantially all of the Company's equity or assets, and business.

     13. Choice of Law. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with the under the laws of the State of Colorado and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the State of Colorado shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

     14. Severance of Invalid Provisions. In case any one or more of the provisions, or portions thereof, of this Agreement should be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     15. Integrated Agreement. This Agreement shall constitute the entire agreement between the parties hereto relating to the Engagement of Employee.

     IN WITNESS WHEREOF, Employee has executed this Agreement and the Company has caused this Agreement to be duly executed on behalf by its duly authorized officer, all as of the date first above written.

                         DELTA PETROLEUM CORPORTION

                         BY: /s/ Aleron H. Larson, Jr.
                             Authorized Officer

                         EMPLOYEE:

                         /s/ Roger A. Parker
                         Roger A. Parker

                         RATIFIED AND APPROVED BY DELTA
                         PETROLEUM CORPORATION
                         COMPENSATION COMMITTEE:


                         BY: /s/ Terry D. Enright
                              Terry D. Enright

                         BY: /s/ Jerrie F. Eckelberger
                              Jerrie F. Eckelberger

Exhibit 10.1c
                             EMPLOYMENT AGREEMENT

     This agreement is entered into as of November 1, 2001 by and between Delta Petroleum Corporation ("Delta" or the "Company") and Kevin K. Nanke ("Employee").

     Employee has in the past does at present act as an officer and director by the Company.

     The Company desires to retain services of Employee as an employee upon the conditions contained in the Agreement and Employee desires to provide services to the Company under such conditions.

     NOW THEREFORE, in consideration of the mutual covenants and conditions hereafter set forth, the Company and Employee agree as follows:

     1. Employment. The Company hereby agrees to engage Employee, and Employee does hereby agree to be engaged by the Company, upon the terms and conditions set forth in the following paragraphs. This agreement replaces and supersedes all prior employment agreements.

     2. Employment Period. The Company hereby engages Employee for the period commencing November 1, 2001 and ending on the third anniversary of such date ("Employment Period") to continue to serve in all present positions with the Company and to render such other services in an executive capacity as the Company shall reasonably require. Except as provided in Paragraph 10 (Termination Upon Change in Control hereof), Employee hereby agrees to remain in the employ of the Company for the Employment Period, provided that Employee may, by 90 days written notice to the Company, terminate his employment with the Company; in which case this Agreement shall terminate, except as to provisions which survive termination of employment as provided herein, without liability to the Company upon the date specified by Employee.

     3. Duties. Employee agrees that at all times during the Employment Period, he will faithfully and diligently endeavor to promote the business and business interests of the Company, and that he will devote such time and attention to the affairs of the Company as is necessary and appropriate to its proper management; provided, however, that this Agreement shall not restrict Employee from engaging, directly or indirectly, in any business, investment or activity which is not inconsistent with the performance by the Employee of his duties under this Agreement.

     4. Salary and Benefits. Subject to the provisions of Paragraph 8 below, during the Employment Period, Employee shall be compensated as follows:

     5. Employee shall earn a salary of $144,000 per annum, payable in monthly installments, subject to the customary payroll deductions for Federal, State, and local taxes.

          a) The Board of Directors and/or the Compensation Committee of the Board of Directors of the Company may review Employee's salary from time to time with a view to making such increases in Employee's salary or declaring such bonuses or other benefits to Employee as merited and warranted in light of factors considered pertinent;

          b) Employee shall have the use of a Company automobile, receive free of cost parking and servicing for his automobile and health, hospitalization and life insurance with coverage exceeding or equal to that now in force, plus such other benefits as the Board shall vote; and

          c) Employee shall be entitled to four weeks vacation per year to be taken at such times as do not interfere with the performance of his duties hereunder.

     5. Expenses. All reasonable and necessary expenses incurred by Employee in the performance of his duties under this Agreement, including but not limited to expenses for entertainment, travel and similar items, will be paid or reimbursed monthly by the Company. The Company will furnish Employee with an office in its principal executive office in Denver and all secretarial, geological, engineering, legal, accounting and other services necessary to properly support Employee's performance of his duties at the Company's expenses.

     6. Disability of Employee. In the event of the disability (as defined herein) of Employee prior to the expiration of the Employment Period, Employee shall nevertheless continue to be compensated for a period of one year following the date of disability at the annual rate and with such benefits provided for in Paragraph 4 hereof. For purposes of this Agreement, Employee shall be deemed to be disabled if, because of illness or other physical or mental condition, he is unable to perform for two successive months, or for short periods aggregating over two months in any twelve successive calendar months, his duties under the Agreement. Such benefit period shall run from the time disability commenced until Employee's condition improves sufficiently to permit him to work after which date he must be available at the Company's option.

     7. Termination Upon Death and Disability. The Employment Period shall automatically terminate upon the death of Employee; provided, however, that in the event of the Employee's death, all compensation Employee is entitled to receive under this Agreement at time of his death shall be paid to his legal representative in accordance with the provisions of Paragraph (4)(a) hereof for the shorter of a period of one year following the date of Employee's death or remainder of the Employment Period. The Employment Period shall automatically terminate upon the payment for twelve consecutive months of disability benefits to Employee (as defined in Paragraph 6 above).

     8. Termination for Cause. Upon the occurrence of any of the events listed below, the Company may terminate the Employee without further obligation under this Agreement except as to provision which survive termination of employment or termination of this agreement as provided herein:

          a) Employee's conviction of any criminal act directly related to Employee's duties hereunder including without limitation misappropriation of funds or property of the Company or a felony criminal act directly related to Employee's duties hereunder.

          b) Employee's misfeasance or malfeasance in office, which the parties agree shall mean fraud, dishonesty, willful misconduct or gross neglect of duties.

          c) Breach by Employee of any material provision of this Agreement.

     9. Termination without Cause. In the event Employee is terminated by the Company for any reason except as set forth at Paragraph 8 above, he shall continue to be compensated, funded and reimbursed for the duration of the Employment Period in the full amounts provided for in Paragraphs 4, 5, 6 and 7 hereof.

     10. Termination Upon Change in Control. In the event that a Change in Control (as defined in Delta's 2001 Incentive Plan, as amended, or as now or later defined by rules and regulations of the S.E.C.) of the Company or a sale of all or a majority of the Company's assets shall occur at any time during the Employment Period, as a result of which Roger A. Parker is not thereafter the Company's CEO and the Board of Directors appoints a person other than Employee to serve in the capacity for which Employee is employed hereunder, or as a result of which Employee shall elect to resign his executive position hereunder, Employee nevertheless shall be entitled to the benefits of and subject to all of the terms and conditions set forth herein, including, without limitation, the right to receive full compensation, funding and reimbursement as provided in Paragraphs 4, 5, 6 and 7 hereof regardless of whether Employee continues to perform any services for the Company. In addition, in the event of any such Change in Control or sale, and if Roger
          A. Parker is not thereafter the Company's CEO, irrespective of any resulting termination or resignation, the Company shall immediately cause all of Employee's then outstanding unexercised options or warrants, granted under any of the Company's incentive plans or otherwise, to be exercised by the Company on behalf of Employee with the Company paying, waiving or otherwise being responsible for the exercise prices therefore and, in addition, the Company shall thereupon pay to Employee an amount equal to the Employee's estimated federal, state and local taxes applicable to the exercise of said warrants or options. All shares underlying said options or warrants shall be issued to Employee immediately thereafter and all shares shall be covered by and included in an effective S-8 or other appropriate registration statement filed with the S.E.C. These provisions under this Paragraph 10 shall survive any termination of this agreement under any other section hereunder.

     11. Notice of Termination. Prior to termination, for any reason (with or without cause), Employee will be give notice thereof sufficient to allow Employee to exercise any and all options granted Employee under any of the Company's incentive plans or otherwise, but which notice in any event shall be given not less that in thirty (30) days prior to such termination. The expiration date of any such options which have not been exercised and which would expire prior to or within 90 days of any such termination shall be extended by an addition six months.

     12. Parties in Interest. This Agreement shall be binding upon, and shall inure to the benefit of the Company and its successors and assigns and any person acquiring, whether by merger, consolidation, liquidation, purchase of assets or otherwise, all or substantially all of the Company's equity or assets, and business.

     13. Choice of Law. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with the under the laws of the State of Colorado and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the State of Colorado shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

     14. Severance of Invalid Provisions. In case any one or more of the provisions, or portions thereof, of this Agreement should be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     15. Integrated Agreement. This Agreement shall constitute the entire agreement between the parties hereto relating to the Engagement of Employee.

     IN WITNESS WHEREOF, Employee has executed this Agreement and the Company has caused this Agreement to be duly executed on behalf by its duly authorized officer, all as of the date first above written.

                         DELTA PETROLEUM CORPORTION

                         BY: /s/ Aleron H. Larson, Jr.
                             Authorized Officer

                         EMPLOYEE:

                         /s/ Kevin K. Nanke
                         Kevin K. Nanke

                         RATIFIED AND APPROVED BY DELTA
                         PETROLEUM CORPORATION
                         COMPENSATION COMMITTEE:


                         BY: /s/ Terry D. Enright
                              Terry D. Enright

                         BY: /s/ Jerrie F. Eckelberger
                              Jerrie F. Eckelberger